UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 7, 2005

(Date of earliest event reported)

ROYCE BIOMEDICAL, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-29895	98-0206542

(State or other jurisdiction of	Commission	(I.R.S. Employer
incorporation or organization)	File Number	Identification No.)

433 Town Center Suite 316
Corte Madera, CA 94925

 (Address of principal offices, including Zip Code)

(415) 738-8887

(Registrant's telephone number, including area code)

 (Former name or Former Address, if Changed Since Last Report)

Section 1 - Registrant’s Business and Operations
Item 1.01 Entry Into a Material Definitive Agreement.

On March 5, 2005, Royce Biomedical, Inc. (the “Registrant”), entered into a separate settlement agreement with each of following persons: Ronald Vizutti (“Vizutti”); Lindsay Akizuki (“Akizuki”); Patricia Hutchins (“Hutchins”); Gary Maygren (“Maygren”); and Gary Talbot (“Talbot”, and together with Vizutti, Akizuki, Hutchins, and Maygren, collectively referred to as the “Note Holders”). Pursuant to such settlement agreements (the “Settlement Agreements”), the Registrant agreed to issue shares of the Registrant’s common stock to each Note Holder. Each Note Holder agreed to accept such shares in full settlement of the outstanding amounts owed by the Registrant to such Note Holder. Such outstanding amounts were owed by the Registrant to the Note Holders pursuant to a previous assignment to each Note Holder of a portion of a promissory note (the “Note”), dated September 30, 2002, that had been issued by the Registrant to XILI USA, Inc. (“XILI”), a related party.

As previously reported on Form 8-K filed by the Registrant on March 3, 2005, the principal amount of the Note was $25,000, with no interest accruing until January 1, 2005. Commencing January 1, 2005, interest began to accrue at the rate of 24% per annum with interest payments due on the last day of each month. The Note matures on July 1, 2005. In the event that interest payments are not made by the Registrant for two consecutive months, the Note is in default and immediately due in full as to principal and unpaid interest.

As previously reported on Form 8-K filed by the Registrant on March 3, 2005, the Note, although originally issued to XILI, had been assigned by XILI to Curvelo Trade and Finance, Ltd. (“Curvelo”) on December 10, 2004. On February 14, 2005, Curvelo assigned $4,000 in value of the Note to GEV 2000 KFT (“GEV”). Such assignment was acknowledged by the Registrant. On February 28, 2005, the Registrant was unable to make payment to Curvelo for the interest due on the Note triggering a default under the provisions of the Note. As a result, Curvelo and GEV made notice and demand on the Registrant for the aggregate amount outstanding on the Note of $25,000 and two month's interest in the amount of $1,000. The Registrant agreed to settle these demands with Curvelo and GEV on March 1, 2005 through the issuance of shares of the common stock of the Registrant. Specifically, Curvelo was issued 1,000,000 common shares at par value to fully pay all interest due and payable under the Note as of February 28, 2005. In addition, Curvelo was issued 1,000,000 common shares at par value pursuant to a forebearance agreement whereby Curvelo agreed to not to seek legal enforcement on the defaulted Note until March 31, 2005. GEV agreed to accept 4,000,000 common shares at par value in full payment of the $4,000 portion of the Note owned and presented for payment by GEV resulting from the acceleration of the maturity date of the Note (the “GEV Settlement”).

On March 3, 2005, the Registrant was notified by Hutchins that, on March 2, 2005, Curvelo had entered into a separate assignment agreement with the Note Holders (the “Assignments”), whereby Curvelo assigned its rights and interests in the Note to the Note Holders in the following portions: $4,500 to Vizzutti; $4,500 to Akizuki; $5,000 to Hutchins; $3,000 to Maygren; and $4,000 to Talbot. On March 3, 2005, the Registrant also received a written settlement offer from the Note Holders (the “Settlement Offer”). Pursuant to the Settlement Offer, the Note Holders offered to accept full settlement of their respective portions of the Note and forfeit any claim to interest under the Note if the Registrant agreed to issue shares of the Registrant’s common stock to each Note Holder under similar terms and conditions as in the GEV Settlement. The Settlement Offer provided that it would expire on March 4, 2005. On March 3, 2005, the Registrant accepted the Settlement Offer, and such acceptance was ratified by the Board of Directors at a meeting held on March 7, 2005.

Accordingly, on March 5, 2005, the Registrant and the Note Holders entered into the Settlement Agreements discussed above. Pursuant to the Settlement Agreements, the Registrant agreed to issue to each Note Holder shares of the Registrant’s common stock at par value in full payment of such Note Holder’s respective portion of the Note, as follows:

Note Holder	Shares	Principal Outstanding Under Note Holder’s Respective Portion of the Note
Vizzutti	4,500,000	$4,500
Akizuki	4,500,000	$4,500
Hutchins	5,000,000	$5,000
Maygren	3,000,000	$3,000
Talbot	4,000,000	$4,000

For all the terms and conditions of the Note, Settlement Agreements, and Assignments, reference is hereby made to such agreements, which are annexed hereto as exhibits. All statements made herein concerning the foregoing agreement are qualified by references to said exhibits.

Section 3 - Securities and Trading Markets
Section 3.02. Unregistered Sales of Equity Securities

The disclosure set forth above under Item 1.01 (Entry Into a Material Definitive Agreement) is hereby incorporated by reference into this Item 3.02.

On March 7, 2005, the Registrant issued to Vizzutti 4,500,000 shares of its common stock at par value, in full payment of the $4,500 portion of the Note owned by Vizzutti. These securities were issued pursuant to an exemption from registration provided under Section 4(2) and 4(6) of the Securities Act of 1933. The parties to whom the shares were issued received information concerning the Registrant. The shares were appropriately restricted. No underwriters were involved in the transactions and no commissions were paid.

On March 7, 2005, the Registrant issued to Akizuki, 4,500,000 shares of its common stock at par value, in full payment of the $4,500 portion of the Note owned by Akizuki. These securities were issued pursuant to an exemption from registration provided under Section 4(2) and 4(6) of the Securities Act of 1933. The parties to whom the shares were issued received information concerning the Registrant. The shares were appropriately restricted. No underwriters were involved in the transactions and no commissions were paid.

On March 7, 2005, the Registrant issued to Hutchins, 5,000,000 shares of its common stock at par value, in full payment of the $5,000 portion of the Note owned by Hutchins. These securities were issued pursuant to an exemption from registration provided under Section 4(2) and 4(6) of the Securities Act of 1933. The parties to whom the shares were issued received information concerning the Registrant. The shares were appropriately restricted. No underwriters were involved in the transactions and no commissions were paid.

On March 7, 2005, the Registrant issued to Maygren, 3,000,000 shares of its common stock at par value, in full payment of the $3,000 portion of the Note owned by Maygren. These securities were issued pursuant to an exemption from registration provided under Section 4(2) and 4(6) of the Securities Act of 1933. The parties to whom the shares were issued received information concerning the Registrant. The shares were appropriately restricted. No underwriters were involved in the transactions and no commissions were paid.

On March 7, 2005, the Registrant issued to Talbot, 4,000,000 shares of its common stock at par value, in full payment of the $4,000 portion of the Note owned by Talbot. These securities were issued pursuant to an exemption from registration provided under Section 4(2) and 4(6) of the Securities Act of 1933. The parties to whom the shares were issued received information concerning the Registrant. The shares were appropriately restricted. No underwriters were involved in the transactions and no commissions were paid.

Section 9 - Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits

(a)  Financial Statements of business acquired.  Not applicable
(b)  Pro forma financial information.  Not applicable
(c)  Exhibits

Exhibit 10.14	Assignment agreement between Curvelo Trade & Finance Ltd and Ronald Vizzutti
Exhibit 10.15	Assignment agreement between Curvelo Trade & Finance Ltd and Lindsay Akizuki
Exhibit 10.16	Assignment agreement between Curvelo Trade & Finance Ltd and Patricia Hutchins
Exhibit 10.17	Assignment agreement between Curvelo Trade & Finance Ltd and Gary Maygren
Exhibit 10.18	Assignment agreement between Curvelo Trade & Finance Ltd and Ralph Talbot
Exhibit 10.19	Aggregate settlement offer and acceptance with all Note Holders of the Note
Exhibit 10.20	Settlement agreement with Ronald Vizzutti
Exhibit 10.21	Settlement agreement with Lindsay Akizuki
Exhibit 10.22	Settlement agreement with Patricia Hutchins
Exhibit 10.23	Settlement agreement with Gary Maygren
Exhibit 10.24	Settlement agreement with Ralph Talbot
Exhibit 10.25	Promissory Note, dated September 30, 2002, in favor of XILI USA, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Royce Biomedical, Inc.

By:	/s/ Joseph C. Sienkiewicz
Joseph C. Sienkiewicz, Secretary

Date: March 7, 2005